OMB APPROVAL
OMB Number: 3235-0570 Expires: January 31, 2017 Estimated average burden hours per response. . . . . . .20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22646

PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Item 1.	Reports to Stockholders.

Private Advisors Alternative

Strategies Master Fund

Annual Report

March 31, 2014

This page intentionally left blank

Message from the President

We are pleased to present the annual report for Private Advisors Alternative Strategies Master Fund.

The annual report contains specific information about the market events, macroeconomic trends and investment decisions that shaped the Fund during the reporting period. We encourage you to read the following material carefully and to make thoughtful use of the information it contains.

We thank you for choosing Private Advisors Alternative Strategies Master Fund, and we look forward to serving your investment needs for many years to come.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Certain material in this report may include statements that constitute “forward-looking” statements under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause the actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Data1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Index performance shown is for illustration purposes only. You cannot invest directly into an index. Investment return and principal value will fluctuate, and as a result, when shares are sold, they may be worth more or less than their original cost. For more updated performance information, please visit mainstayinvestments.com/privateadvisors or call 1-888-207-6176.

Average Annual Total Returns for the Year Ended March 31, 2014

Fund	Sales Charge		One Year	Since Inception	Gross Expense Ratio[2]
Private Advisors Alternative Strategies Fund	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	3.17 6.37%	5.13 6.82%	56.49 56.49%
Private Advisors Alternative Strategies Master Fund	No Sales Charge		7.12	7.54	8.36

Benchmark Performance	One Year	Since Inception
HFRI Fund of Funds Diversified Index[3]	5.73%	5.77%
S&P 500® Index[4]	21.86	19.08
Barclays U.S. Aggregate Bond Index[5]	–0.10	1.32

Strategy Allocations as of March 31, 2014 (Unaudited)

Top Ten Holdings as of March 31, 2014 (Unaudited)

1.	SRS Partners, Ltd.

2.	Fir Tree International Value Fund II, Ltd.

3.	LAE Fund, Ltd.

4.	Pelham Long/Short Fund, Ltd.

5.	Adelphi Europe Fund (The)
6.	Impala Fund Ltd.

7.	Luxor Capital Partners Offshore, Ltd.

8.	Miura Global Fund, Ltd.

9.	HBK Offshore Fund II L.P.

10.	Hoplite Offshore Fund, Ltd.

1.	The performance table does not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect the maximum applicable sales charge as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The HFRI Fund of Funds Diversified Index is a non-investable product of diversified fund of funds. The index is weighted (fund weighted) with an inception of January 1990. An investment cannot be made directly in an index.
4.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

mainstayinvestments.com/privateadvisors	5

Portfolio Management Discussion and Analysis (Unaudited)

For the 12 months ended March 31, 2014, Private Advisors Alternative Strategies Master Fund (“Master Fund”) returned 7.12%. Private Advisors Alternative Strategies Fund (“Feeder Fund”) returned 6.37%, excluding all sales charges. See page 5 for Feeder Fund returns with applicable sales charges. The Master Fund and the Feeder Fund are collectively referred to herein as “Funds.” The Funds outperformed the 5.73% return of the HFRI Fund of Funds Diversified Index1 and underperformed the 21.86% return of the S&P 500® Index.2

The Funds underperformed the S&P 500® Index for the period given the Index’s remarkably strong performance. However, the Funds outperformed the S&P 500® Index during the difficult months of June and August in 2013 and January in 2014.

The Private Advisors Alternative Strategies Fund is a “feeder” fund in what is known in the investment company industry as a master-feeder structure. The Feeder Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund, which has the same investment objective as the Feeder Fund, seeks to achieve its investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers who employ diverse styles and strategies.

Market Summary

Equity markets have had an exceptional year of performance with the exception of only three negative months. June and August of 2013 put a slight damper on performance and equity markets struggled again in January of 2014.

Equities

The S&P 500® Index started the 12-month period strongly, but the seven-month streak of consecutive gains ended in June of 2013 as the U.S. Federal Reserve announced a pending pullback in their easy monetary policy. As expected, the Master Fund preserved capital relative to traditional and hedge fund indices during the difficult month of June. August was a tough month for the global equity markets, as the growing likelihood of U.S. military intervention in Syria and lackluster quarterly earnings news weighed on investors. Stocks rebounded again in September as peace negotiations with Syria gained a foothold. In January of 2014, volatility returned as the U.S. Federal Reserve announced that it would reduce its bond buying program by $10 billion in January as planned. Furthermore, emerging market countries experienced major turmoil in January as their currencies came under significant pressure due to a combination of factors, which included investors’ flight to safety. Equities rebounded sharply in February and managed to finish March in positive territory in spite of a mid-month sell-off.

Fixed Income

The Barclays U.S. Aggregate Bond Index3 fell 0.1% for the 12-month period ending March 31, 2014. Overall, fixed income performance has been mixed over the last year as supposedly safer, longer-dated Treasurys have performed poorly primarily due to rising interest rates. Meanwhile, non-investment grade and distressed credit has generated strong returns as the trend of investors taking on more risk despite low yields has persisted. Over the last 12 months, the BofA Merrill Lynch Current 10-Year U.S. Treasury Index4 has lost 4.4%, and the yield has risen nearly 100 basis points. Conversely, the BofA Merrill Lynch U.S. High Yield Master II Index5 returned 7.6%, and the BofA Merrill Lynch CCC & Lower U.S. High Yield Index6 gained 10.5%.

Strong demand and low default rates for high yield and leveraged loans persisted over the last year. High yield spreads have continued to tighten, ending the first quarter of 2014 at 377 basis points versus 486 basis points at the end of the first quarter of 2013. According to Thomson Reuters, U.S. leveraged loan issuance in 2014 achieved a record of $287 billion, which outranks issuance in the fourth quarter of 2012 of $232.8 billion. Refinancings from institutional borrowers made up the majority of the total issuance, as the potential for rising rates has kept demand strong.

Contributors & Detractors

The portfolio’s long/short equity managers performed well for the period, despite volatility in June and August of 2013 and January of 2014. Long/short equity managers were by far the largest contributors to positive performance during the reporting period, particularly in global and European equity. (Contributions take weightings and total returns into account.) SRS, Pelham and LAE were three of the top contributors to performance for the period and all three underlying funds have recorded returns of more than 20% since March 2013. SRS and Pelham generated alpha in both their long and short books and minimized losses in more volatile months. Pelham had solid results in its European retail positions and has benefitted from its overall higher net market exposure. Conversely, Sheffield lagged other long/short equity managers but remained positive for the period.

1.	See footnote on page 5 for more information on the HFRI Fund of Funds Diversified Index.
2.	See footnote on page 5 for more information on the S&P 500® Index.
3.	See footnote on page 5 for more information on the Barclays U.S. Aggregate Bond Index.
4.	The BofA Merrill Lynch Current 10-Year U.S. Treasury Index is a one-security index comprised of the most recently issued 10-year Treasury note. An investment cannot be made directly in an index.
5.	The BofA Merrill Lynch High Yield Master II Index monitors the performance of below investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. An investment cannot be made directly in an index.
6.	The BofA Merrill Lynch CCC & Lower U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market including all securities rated CCC or lower. An investment cannot be made directly in an index.

6	Private Advisors Funds

The Master Fund’s allocation to event-driven strategies includes distressed debt, event equity and event driven multi-strategy. During the 12-month period, event-driven strategies had positive results. Distressed debt added to performance as liquidations continued to be profitable for managers operating within the strategy. The Master Fund’s three distressed debt managers, Contrarian, Redwood and Aurelius, all posted double-digit gains for the period.

The event equity strategy was also a positive contributor for the 12-month period as both Luxor and Mason achieved positive returns. Mason posted strong returns in 2013 as some of its long, event-oriented positions performed well, while the short book added materially during down months. Mason has struggled slightly in 2014. Mergers and acquisitions (M&A) activity increased in the first quarter of 2014, after a quiet year in 2013. Deal activity has been concentrated in larger transactions recently; among those deals were competing bids from Comcast and Charter Communications to acquire Time Warner Cable and Facebook’s deal to acquire WhatsApp, a mobile messaging service. The most active buyers in the market during the first quarter were The Carlyle Group, Google and Berkshire Hathaway. Our event equity managers seek to identify investments through fundamental analysis that will benefit from identifiable, catalyst-driven situations.

Global macro performance was positive for the period overall, and all but one manager had positive results for the 12-month period. Each manager’s performance varied based on their individual positioning in rates, currencies, equities and emerging markets. Autonomy was a strong performer and has opportunistically traded its book in 2014, gaining credit, interest rate and currency exposure at attractive prices, which was beneficial as markets stabilized. Conversely, Anderson has struggled over the last 12 months, and most recently had negative performance in February as the manager was net short equities during a month when the markets rebounded sharply.

Long/short corporate credit and structured credit strategies were positive during the reporting period. Structured credit managers were solid performers with Marathon Securitized Credit leading returns for the 12-month period. Marathon has a slightly higher market exposure but is focused on idiosyncratic positions based on its fundamental credit and structural research. Of the Master Fund’s three long/short corporate credit managers, Archer and Panning posted returns of over 9% for the 12-month period, while Saba had negative results. Saba’s underperformance was due partially to the fact that its large short position via CDS (credit default swaps) suffered as the CDS market has rallied and outperformed cash bonds. Saba has a long volatility profile; therefore, we expect it to underperform when there is lower volatility in the market. Saba has slightly adjusted its portfolio composition in order to capture more upside and managed to generate a positive return in the first quarter of 2014. However, Saba remains defensively positioned and should protect capital during market reversals. Saba’s negative performance was more than offset by other managers at the strategy level for the 12-month period, which is one of the benefits of having managers with differentiated exposures that can benefit in different market environments.

The only strategy that detracted from performance for the 12-month period was convertible arbitrage. Waterstone was the Master Fund’s worst performer in 2013, suffering losses related to its market hedges as well as idiosyncratic short positions. We redeemed from Waterstone at the end of September, but it remains the Master Fund’s largest detractor for the reporting period.

Portfolio Activity

There were six manager additions and three exits in the Master Fund during the 12-month reporting period. In January 2014, we added Davidson Kempner to the portfolio as a 3% position. Davidson Kempner is a diversified, event-driven multi-strategy manager with a strong track record of preserving capital and unlocking value from unforeseen corporate events. The manager focuses primarily on distressed corporate credit, long/short structured credit, merger arbitrage and event equity strategies. The team is highly experienced and has worked together over multiple market cycles. Their approach is conservative in nature and their portfolio has historically displayed less volatility than peers.

Other additions in 2013 included long/short equity manager Adelphi, global macro managers Autonomy, Anderson and Stone Milliner and long/short credit manager Panning. The three manager exits in the Master Fund included global macro managers Moore and Emerging Sovereign Group (both the Treasury Opportunities Fund and Credit Macro Event Fund) and convertible arbitrage manager Waterstone.

We are currently in various stages of due diligence with several managers. Additionally, we continue to re-evaluate the investment and operational merits of our existing managers. The Master Fund was invested in 29 active holdings as of March 31, 2014. Given the current asset allocation and manager line-up, we believe that the Master Fund is in a position that we expect will generate attractive absolute returns.

Outlook

We believe that the portfolio is well-positioned to weather both equity and fixed-income market volatility and generate steady performance in calm markets. We prefer long/short equity strategies that generate alpha in both their long and short portfolios through deep fundamental research. We also believe that smaller, more nimble managers that are disciplined regarding asset growth have a larger investment opportunity set and greater short alpha potential relative to larger managers.

In spite of recent performance, we continue to have a positive view of global macro as divergent central bank actions should result in trading opportunities for managers in currencies and rates. Global macro’s historic lack of correlation to other asset classes could prove helpful if global deleveraging or a reversion to the mean in rates causes market dislocations.

mainstayinvestments.com/privateadvisors	7

We find event-driven strategies, specifically event equity, attractive in the current environment. We prefer event equity strategies that focus on near-term catalysts to increase value and profitability. We expect the event equity strategy to continue to benefit from an increase in activism and a potential increase in M&A activity in 2014. The level of cash on corporate balance sheets has increased significantly in the last year, and companies and their shareholders will be looking for opportunities to drive future growth. We are not adding activist strategies or other high equity beta strategies but prefer managers who benefit from idiosyncratic risk in a hedged format.

While we do not find credit market beta compelling today, we continue to appreciate the idiosyncratic and event driven opportunities across corporate capital structures. We are encouraged that the environment may be improving for shorting credit and equity. We continue to monitor Europe and the emerging markets from a stressed or distressed standpoint, but remain patient around the opportunity sets. We have intentionally allocated to managers that are: 1) process or event driven (i.e. liquidations and litigations), 2) deep value focused (therefore less impacted by the rate environment due to price/yield cushion) or 3) hedged with alpha shorts or an arbitrage/relative value focus.

Given the uncertain outlook for both equity and fixed income, we believe that an allocation to a diversified hedge fund program can help provide investors with protection if markets begin to falter.

Thank you for your continued support.

Tim Berry

Portfolio Manager

Charles Honey

Portfolio Manager

8	Private Advisors Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Private Advisors Alternative Strategies Master Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Private Advisors Alternative Strategies Master Fund (the “Fund”) at March 31, 2014, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2012 (commencement of operations) through March 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and underlying portfolio funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 29, 2014

mainstayinvestments.com/privateadvisors	9

Private Advisors Alternative Strategies Master Fund

Schedule of Investments as of March 31, 2014

	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date*	Liquidity**
Investments in Hedge Funds Bermuda Domiciled
European Equity Europe
Pelham Long/Short Fund, Ltd.	5/1/2012	$1,890,000	$2,625,550	4.26%	4/30/2014	Monthly

Total Bermuda Domiciled		1,890,000	2,625,550	4.26

British Virgin Islands Domiciled
Global Equity Global
Miura Global Fund, Ltd.	2/1/2013	2,100,000	2,442,887	3.97	4/30/2014	Monthly

Multi-Strategy Global
Davidson Kempner International (BVI), Ltd.	1/1/2014	2,000,000	2,057,632	3.34	6/30/2014	Quarterly

Total British Virgin Islands Domiciled		4,100,000	4,500,519	7.31

Cayman Islands Domiciled
Distressed Debt Global
Redwood Offshore Fund, Ltd.	5/1/2012	1,200,000	1,603,696	2.60	6/30/2014	Bi-Annually
North America
Aurelius Capital International, Ltd.	5/1/2012	1,600,000	2,057,736	3.34	6/30/2014	Semi-Annually
Contrarian Capital Trade Claims Offshore, Ltd.	5/1/2012	1,050,000	1,290,154	2.10	4/30/2014	Annually

Total Distressed Debt		3,850,000	4,951,586	8.04

European Equity Europe
Adelphi Europe Fund (The)	5/1/2013	2,250,000	2,548,395	4.14	6/30/2014	Quarterly
LAE Fund, Ltd.	5/1/2012	2,010,000	2,633,263	4.27	6/30/2014	Quarterly

Total European Equity		4,260,000	5,181,658	8.41

Event Equity North America
Luxor Capital Partners Offshore, Ltd.	5/1/2012	2,160,000	2,445,326	3.97	6/30/2014	Quarterly
Global
Mason Capital, Ltd.	5/1/2012	1,600,000	1,820,194	2.95	4/30/2014	Annually

Total Event Equity		3,760,000	4,265,520	6.92

Global Equity Global
Sheffield International Partners, Ltd.	5/1/2012	1,960,000	2,223,337	3.61	6/30/2014	Quarterly
SRS Partners, Ltd.	5/1/2012	2,140,000	2,909,586	4.72	6/30/2014	Quarterly

Total Global Equity		4,100,000	5,132,923	8.33

10	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date*	Liquidity**
Cayman Islands Domiciled (continued)
Global Macro Global
Anderson Global Macro Fund, Ltd.	7/1/2013	$1,700,000	$1,636,004	2.66%	6/30/2014	Quarterly
Autonomy Global Macro Fund Limited	6/1/2013	2,200,000	2,353,626	3.82	5/31/2014	Monthly
MKP Opportunity Offshore, Ltd.	5/1/2012	1,700,000	1,782,519	2.89	4/30/2014	Monthly
Stone Milliner Macro Fund Inc.	12/1/2013	1,800,000	1,839,549	2.99	4/30/2014	Monthly
Tudor BVI Global Fund, Ltd. (The)	5/1/2012	1,600,000	1,849,196	3.00	6/30/2014	Quarterly

Total Global Macro		9,000,000	9,460,894	15.36

Long/Short Corporate Credit North America
Archer Capital Offshore Fund, Ltd.	5/1/2012	2,020,000	2,353,233	3.82	6/30/2014	Quarterly
Panning Overseas Fund, Ltd.	6/1/2013	1,980,000	2,113,534	3.43	6/30/2015	Quarterly
Saba Capital Offshore Fund, Ltd.	7/1/2012	2,320,000	2,014,047	3.27	6/30/2014	Quarterly

Total Long/Short Corporate Credit		6,320,000	6,480,814	10.52

Long/Short Structured Credit North America
Marathon Securitized Credit Fund, Ltd.	5/1/2012	1,200,000	1,677,569	2.72	6/30/2014	Quarterly
One William Street Capital Offshore Fund, Ltd.	5/1/2012	1,470,000	1,738,189	2.82	6/30/2014	Quarterly

Total Long/Short Structured Credit		2,670,000	3,415,758	5.54

Multi-Strategy Global
Fir Tree International Value Fund II, Ltd.	5/1/2012	2,210,000	2,731,198	4.43	4/30/2014	Annually
HBK Multi-Strategy Offshore Fund, Ltd.	5/1/2012	2,140,000	2,395,024	3.89	6/30/2014	Quarterly

Total Multi-Strategy		4,350,000	5,126,222	8.32

US Equity North America
Hoplite Offshore Fund, Ltd.	5/1/2012	2,140,000	2,386,614	3.87	6/30/2014	Quarterly
Impala Fund Ltd.	5/1/2012	2,010,000	2,542,111	4.13	6/30/2014	Quarterly
Marble Arch Offshore Partners, Ltd.	7/1/2012	1,600,000	1,804,304	2.93	6/30/2014	Quarterly
North Run Offshore Partners, Ltd.	5/1/2012	1,950,000	2,288,433	3.72	6/30/2014	Quarterly
Southpoint Qualified Offshore Fund, Ltd.	5/1/2012	1,600,000	1,881,243	3.05	6/30/2014	Quarterly

Total US Equity		9,300,000	10,902,705	17.70

Total Cayman Islands Domiciled		47,610,000	54,918,080	89.14

Total Investments in Hedge Funds		$53,600,000	62,044,149	100.71

Other Liabilities, less Assets			(438,760)	(0.71)

Net Assets			$61,605,389	100.00%

*	Investments in Hedge Funds may be composed of multiple series. The Next Available Redemption Date relates to the earliest date after March 31, 2014 that redemption from a series is available. Other series may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Hedge Funds may be subject to fees.

**	Available frequency of redemption after initial lock-up period, if any. Different series may have different liquidity terms.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com/privateadvisors	11

Private Advisors Alternative Strategies Master Fund

Statement of Assets and Liabilities as of March 31, 2014

Assets
Investments in Hedge Funds, at fair value (identified cost $53,600,000)	$62,044,149
Cash	3,053,183
Prepaid assets	33,919

Total assets	65,131,251

Liabilities
Redemptions payable	2,007,659
Subscriptions received in advance	1,350,000
Management fee payable (see Note 5)	52,442
Accrued expenses	115,761

Total liabilities	3,525,862

Net Assets	$61,605,389

Composition of Net Assets:
Paid-in capital	$60,204,922
Distributions in excess of net investment income	(6,729,281)
Accumulated net realized gain (loss) from investments in Hedge Funds	(314,401)
Net unrealized appreciation (depreciation) on investments in Hedge Funds	8,444,149

Net Assets	$61,605,389

Net Asset Value Per Share:
59,167.15 Shares issued and outstanding, par value $0.001 per share 450,000 registered shares of beneficial interest	$1,041.21

12	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Master Fund

Statement of Operations for the year ended March 31, 2014

Expenses
Management Fee (See Note 5)	$626,233
Administration fees	203,283
Professional fees	151,828
Offering costs	58,486
Insurance fees	46,260
Shareholder communication	37,259
Custodian	24,081
Transfer agent	21,742
Trustees	1,305
Miscellaneous	7,909

Total expenses before waiver/reimbursement	1,178,386
Expense waiver/reimbursement from Manager	(324,407)

Net expenses	853,979

Net investment income (loss)	(853,979)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) from investments in Hedge Funds	(88,079)
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	4,894,037

Net increase (decrease) in net assets resulting from operations	$3,951,979

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com/privateadvisors	13

Private Advisors Alternative Strategies Master Fund

Statement of Changes in Net Assets

	Year ended March 31, 2014	May 1, 2012 (commencement of operations) through March 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(853,979)	$(562,811)
Net realized gain (loss) from investments in Hedge Funds	(88,079)	—
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	4,894,037	3,550,112

Net increase (decrease) in net assets resulting from operations	3,951,979	2,987,301

Distributions to shareholders from:
Net investment income	(4,835,426)	(703,387)

Capital share transactions:
Subscriptions (representing 17,847.76 and 2,052.87 Shares, respectively)	19,005,252	2,100,000
Redemptions (representing 5,868.23 Shares)	(6,153,184)	—
Distributions reinvested (representing 4,535.94 and 698.81 Shares, respectively)	4,649,467	703,387

Increase (decrease) in net assets derived from capital share transactions	17,501,535	2,803,387

Net increase (decrease) in net assets	16,618,088	5,087,301
Net assets, beginning of year/period (representing 42,651.68 and 39,900 Shares, respectively)	44,987,301	39,900,000

Net assets, end of year/period (representing 59,167.15 and 42,651.68 Shares, respectively)	$61,605,389	$44,987,301

Distributions in excess of net investment income at end of year/period	$(6,729,281)	$(1,266,198)

14	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Master Fund

Statement of Cash Flows for the year ended March 31, 2014

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$3,951,979
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments in Hedge Funds	(19,309,311)
Proceeds from sales of investments in Hedge Funds	5,121,232
Net realized (gain) loss from investments in Hedge Funds	88,079
Net change in unrealized (appreciation) depreciation on investments in Hedge Funds	(4,894,037)
Changes in operating assets and liabilities:
Due from Manager	11,083
Prepaid assets	55,365
Due from Feeder Fund	100,000
Management Fee	52,442
Accrued expenses	(56,661)

Net cash provided by (used in) operating activities	(14,879,829)

Cash flows from financing activities
Subscriptions	20,255,252
Redemptions	(4,145,525)
Distributions paid	(185,959)

Net cash provided by (used in) financing activities	15,923,768

Net increase (decrease) in cash	1,043,939
Cash, beginning of year	2,009,244

Cash, end of year	$3,053,183

Supplemental disclosure of cash flow information:
Distributions reinvested	$4,649,467

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com/privateadvisors	15

Private Advisors Alternative Strategies Master Fund

Financial Highlights selected per share data and ratios

	Year ended March 31,	May 1, 2012 (commencement of operations) through March 31,
	2014	2013
Per Share operating performance:
Net asset value at beginning of year/period	$1,054.76	$1,000.00
Net investment income (loss) (a)	(16.35)	(13.87)
Net realized and unrealized gain (loss) on investments in Hedge Funds	90.05	86.21

Net increase (decrease) resulting from operations	73.70	72.34

Distributions paid
Net investment income	(87.25)	(17.58)

Net asset value at end of year/period	$1,041.21	$1,054.76

Total investment return (b)	7.12%	7.32	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (d)	(1.50%)	(1.50	%)††
Net expenses (d)	1.50%	1.50	% ††
Expenses (before waiver/reimbursement) (d)	2.12%	2.84	% ††
Portfolio turnover rate (e)	10%	0	% (f)
Net assets at end of year/period (in 000’s)	$61,605	$44,987

††	Annualized.
(a)	Per share data based on average shares outstanding during the year/period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Ratios of expenses and net investment income (loss) do not include the impact of expenses and incentive allocations or incentive fees related to the Underlying Hedge Funds.
(e)	The portfolio turnover rate reflects the investment activities of the Master Fund.
(f)	Portfolio turnover was calculated at 0.00% as no securities were sold during the year from May 1, 2012 (commencement of operations) through March 31, 2013.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

16	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Private Advisors Alternative Strategies Master Fund

Financial Statements

1.  Organization and Business

Private Advisors Alternative Strategies Master Fund (the “Master Fund”) was organized on December 15, 2011 as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated December 14, 2011. The Master Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Master Fund commenced investment operations on May 1, 2012 (“Commencement of Operations”).

The Master Fund is a “Master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, another closed-end, non-diversified management company, Private Advisors Alternative Strategies Fund (the “Feeder Fund”), invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund may also accept investments from certain other investors as well, including, among others, investors purchasing shares through (i) certain “wrap fee” or other programs sponsored by financial intermediary firms and (ii) certain non-broker/dealer registered investment advisory firms.

The investment objective of the Master Fund is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. The Master Fund seeks to achieve this investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers (“Portfolio Managers”) who employ diverse styles and strategies (“Hedge Funds”). The Master Fund generally seeks to invest in Hedge Funds managed by Portfolio Managers who have proven investment management experience and who invest in the Hedge Funds they manage alongside their clients’ capital. The investment strategies employed by the Portfolio Managers selected may include, among others, credit, event-driven, distressed, global macro, income, long/short equity and relative value/arbitrage strategies.

New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and serves as the Master Fund’s investment manager. New York Life Investments has in turn delegated its portfolio management responsibilities to Private Advisors LLC, a Virginia limited liability company, (“Private Advisors”), who serves as the Master Fund’s subadvisor (together with New York Life Investments, the “Advisors”). New York Life Investments also serves as the investment manager to the Feeder Fund and Private Advisors also serves as the subadvisor to the Feeder Fund. Subject to policies adopted by the Funds’ Board of Trustees (“Board”), Private Advisors, among other things, (i) manages the day-to-day investment operations of the Funds, (ii) seeks investment opportunities for the Funds and (iii) monitors the performance of and makes investment and trading decisions with respect to the Funds’ investment portfolio.

The Board has overall responsibility for monitoring and overseeing the Funds’ investment program and its management and operations. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Funds.

As of March 31, 2014, the Feeder Fund represented $18,268,657 or 29.65% of the Master Fund’s net assets.

2.  Significant Accounting Policies

The Master Fund prepares its financial statements, which are expressed in U.S. dollars, in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and follows significant accounting policies described below.

Investment in the Fund

NYLIFE Distributors LLC (“Distributor”), an affiliate of the Advisors, acts as the distributor of the Master Fund’s shares of beneficial interest (“Shares”). The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Financial Intermediaries”) to sell Shares.

Although Shares are registered under the Securities Act of 1933, as amended (“Securities Act”), investments in the Master Fund generally may be made only by investors that satisfy the definition of “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act (“Eligible Investors”). Eligible Investors who subscribe for Shares and are admitted to the Master Fund become shareholders (“Shareholders”) of the Master Fund. Generally, Shares will be continuously offered on a monthly basis at a price equal to their then current net asset value (“NAV”) per Share. The minimum initial subscription for Shares is $50,000, and the minimum subsequent subscriptions are $10,000. The Master Fund may accept subscriptions for lesser amounts at the discretion of the Advisors. Shares are offered for purchase as of the first business day of each month or at such other times as determined in the discretion of the Board. Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust. As described below, the Master Fund may, however, offer to repurchase Shares pursuant to written tenders by Shareholders.

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Master Fund to redeem Shares. However, the Master Fund may from time to time offer to repurchase Shares from its Shareholders in accordance with written tenders by Shareholders. Each tender offer may be limited and will generally apply to up to 20% of the net assets of the Master Fund at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. If a tender offer is oversubscribed, the Master Fund will, in its sole discretion, either (a) accept the additional Shares permitted to be accepted pursuant to Rule 13e-4(f)(1) under the Securities Exchange Act of 1934, as amended; (b) extend the tender offer, if necessary, and increase the number of Shares that the Master Fund is offering to repurchase to a number it believes sufficient to accommodate the excess Shares tendered as well as any Shares tendered during the extended offer; or (c) accept Shares tendered on or before the expiration date for payment on a pro rata basis based on the number of tendered Shares. In determining whether the Master Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic

mainstayinvestments.com/privateadvisors	17

Notes to Private Advisors Alternative Strategies Master Fund

Financial Statements (continued)

factors. In the event that the Master Fund does not at least once during any 24 consecutive month period beginning after January 1, 2013, offer to repurchase Shares tendered in accordance with such terms and conditions as the Board may determine in its sole discretion, the Board will be required to call a meeting of Shareholders for the purposes of considering whether to dissolve the Master Fund.

The Advisors expect that they will generally recommend to the Board that the Master Fund offer to repurchase Shares from Shareholders quarterly on the last business day of March, June, September and December. However, the Master Fund is not required to conduct a tender offer and may be less likely to conduct tenders during periods of exceptional tender conditions or when Hedge Funds suspend redemptions. The Master Fund will require that each tendering Shareholder tender a minimum of $25,000 worth of Shares, subject to the Board’s ability to permit a Shareholder to tender a lesser amount in its discretion.

A 5.00% early repurchase fee (“Repurchase Fee”) will be assessed to any Shareholder that tenders his or her Shares to the Master Fund prior to the business day immediately preceding the one-year anniversary of the Shareholder’s purchase of the respective Shares. The Repurchase Fee applies separately to each purchase of Shares made by a Shareholder. The purpose of the Repurchase Fee is to, among other things, discourage short-term investments, which are generally disruptive to the Master Fund’s investment program.

Valuation of Investments

Private Advisors has designed ongoing due diligence processes with respect to the Hedge Funds and their Portfolio Managers, which assist Private Advisors in assessing the quality of information provided by, or on behalf of, each Hedge Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require Private Advisors to forego their normal reliance on the value supplied by, or on behalf of, such Hedge Fund and to determine independently a fair valuation of the Master Fund’s interest in such Hedge Fund, consistent with the Master Fund’s fair valuation procedures.

The Board has adopted procedures for the valuation of each of the Hedge Funds and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Master Fund (the “Valuation Committee”). The Board has also authorized the Valuation Committee to appoint a Sub-Committee (“Valuation Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Valuation Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. Determinations of the Valuation Committee and the Valuation Sub-Committee are subject to review and ratification and are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, primary responsibility for the monthly valuation of portfolio assets (including Hedge Funds for which market prices are not readily available) rests with Private Advisors and/or New York Life Investments.

Investments in Hedge Funds

The Board has approved procedures pursuant to which the Master Fund values its investments in Hedge Funds at fair value, which ordinarily will be the amount equal to the Master Fund’s pro rata interest in the net assets of each such Hedge Fund, as such value is supplied by, or on behalf of, the Hedge Fund’s portfolio manager from time to time, usually monthly. The Master Fund complies with the authoritative guidance under GAAP for estimating the fair value of investments in the Hedge Funds that have calculated net asset value in accordance with the specialized accounting guidance for investment companies (the “practical expedient”). Investments in Hedge Funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by the Hedge Funds when the net asset valuations of the investments are calculated without further adjustment (or adjusted by the Master Fund if the NAV is deemed to be not reflective of fair value). The Master Fund applies the practical expedient to its investments in Hedge Funds on an investment-by-investment basis and consistently with the Master Fund’s entire position in a particular investment unless it is probable that the Master Fund will sell an investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available. When the Master Fund believes alternative valuation techniques are more appropriate, the Master Fund considers other factors in addition to the net asset valuation, such as, but not limited to, features of the investment, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value. Certain financial statements of the Hedge Funds were either not available or excluded details of investment securities portfolios. As of March 31, 2014, the Master Fund’s Advisors were unaware of any significant issuer concentration in the Hedge Funds.

The valuations reported by the Portfolio Managers, upon which the Master Fund primarily relies in calculating its month-end NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Master Fund will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event that a Hedge Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Master Fund, the Master Fund will generally not make any retroactive adjustments to its NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation. If, after the Master Fund pays repurchase proceeds, or one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downward) will bear the risk of such revisions. A repurchasing Shareholder will neither receive distributions from, nor will it be required to reimburse, the Master Fund in such circumstances. This may have the effect of diluting or increasing the economic interests of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will

18	Private Advisors Alternative Strategies Master Fund

not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Portfolio Managers or revisions to NAV of a Hedge Fund adversely affect the Master Fund’s NAV, the outstanding Shares of the Master Fund will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at an NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at an NAV per Share lower than the adjusted amount. New Shareholders, as well as Shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to the subscription for Shares.

Because of the inherent uncertainty of valuation, the estimated value of Hedge Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material. When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instruments or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Hedge Funds.

The following are descriptions of the various strategies utilized by the underlying Hedge Funds.

Distressed Debt

Portfolio Managers seek to purchase securities (typically debt) of companies experiencing financial or operating difficulties due to excessive debt burdens or temporary liquidity problems. Often these companies are in or about to enter bankruptcy. Understanding the complexities of the bankruptcy process allows experienced distressed Portfolio Managers to profit by buying the securities at a deep discount to intrinsic value.

European Equity

This strategy involves taking both long and short positions primarily in public equities with a geographic focus in Europe.

Event Equity

This strategy involves a long and short fundamental approach to equity investments that have a visible catalyst that can enhance value in a short to intermediate term horizon. Situations can also offer underpriced positive optionality. Portfolio managers who utilize this strategy seek to limit the macro, market and/or industry risk that accompanies the holdings, such that the event drives the ultimate profitability of the investment.

Global Equity

This strategy involves taking both long and short positions primarily in public equities with a global geographic focus.

Global Macro

This strategy relies on the assessment of relative valuations at a macroeconomic level across multiple geographies and asset classes based on economic indicators, trend and factor analysis and flow of funds data. Investments can span the fixed income, currency, commodity and equity markets. Macro investing is generally a liquid, high frequency trading strategy.

Long/Short Corporate Credit

This strategy involves taking both long and short positions in distinct corporate debt instruments.

Long/Short Structured Credit

This strategy attempts to isolate returns by trading in tranches of various types of structured credit instruments. This may include multiple tranches of collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), credit default swaps (CDS), credit default swap index (CDX), asset-backed securities index (ABX) and commercial mortgage-backed securities index (CMBX).

Multi-Strategy

This strategy grants Portfolio Managers the ability to invest across strategies.

US Equity

This strategy involves taking both long and short positions primarily in public equities with a geographic focus in the United States.

Distribution of Income and Gains

The Master Fund intends to distribute all of its net investment income, and net short-term and long-term capital gain, if any, to Shareholders each year as required to maintain regulated investment company (“RIC”) status. Distributions will be made annually to each Shareholder pro rata based upon the number of Shares held by such Shareholder on the record date and will be net of expenses. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP. Dividends from net investment income for the year ended March 31, 2014 and for the period May 1, 2012 through March 31, 2013 represent distributions from ordinary income for tax purposes arising primarily from mark-to-market adjustments relating to passive foreign investment companies.

In order to satisfy the diversification requirements under Subchapter M of the Internal Revenue Code, the Master Fund generally invests its assets in Hedge Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such,

mainstayinvestments.com/privateadvisors	19

Notes to Private Advisors Alternative Strategies Master Fund

Financial Statements (continued)

the Master Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Master Fund (“DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows of the Master Fund is the amount included in the Master Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments, or restricted cash.

Income and Operating Expenses

The Master Fund bears its own expenses including, but not limited to, legal expenses, accounting expenses (including third-party accounting services), auditing and other professional expenses, administration expenses and custody expenses. Interest income and interest expense are recorded on an accrual basis. Operating expenses are recorded as incurred.

In addition, the Master Fund bears a pro rata share of the fees and expenses of the Hedge Funds in which it invests. Because the Hedge Funds have varied expense and fee levels and the Master Fund may own different proportions of the Hedge Funds at different times, the amount of fees and expenses incurred indirectly by the Master Fund may vary. These indirect expenses of the Hedge Funds are not included in net realized gain/(loss) from investments in Hedge Funds and net change in unrealized appreciation/(depreciation) on investments in Hedge Funds on the Master Fund’s Statement of Operations.

Recognition of Gains and Losses

Changes in unrealized appreciation or depreciation from each Hedge Fund are included in the Master Fund’s Statement of Operations as net change in unrealized appreciation (depreciation) on investments in Hedge Funds.

Purchases of investments in the Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund. Sales are recorded as of the last day of legal ownership or participation in a Portfolio Fund. Any proceeds received from Hedge Fund redemptions that are in excess of the Hedge Funds’ cost basis are classified as net realized gain from investments in Hedge Funds on the Master Fund’s Statement of Operations. Any proceeds received from Hedge Fund redemptions that are less than the Hedge Funds’ cost basis are classified as net realized loss from investments in Hedge Funds on the Master Fund’s Statement of Operations. Realized gains and losses from investments in Hedge Funds are calculated based on specific identification.

Use of Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements, such as valuation of its investments. Actual results could differ from those estimates.

3.  Income Taxes

Federal Income Taxes

The Master Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Master Fund has adopted a tax year-end of October 31. Unless otherwise indicated, all applicable disclosures reflect tax adjusted balances as of October 31, 2013. The Master Fund files tax returns with the U.S. Internal Revenue Service and various states. The Master Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Master Fund’s tax positions taken on federal, state and local income tax returns for the open tax year (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Master Fund’s financial statements. The Master Fund’s federal, state and local tax returns for tax years for which the applicable statutes of limitation have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

A permanent difference, primarily due to passive foreign investment companies (PFICs) as of October 31, 2013, the Fund’s tax year, resulted in the following reclassification amongst the Master Fund’s components of net assets as of March 31, 2014:

Accumulated net investment income (loss)	$226,322
Accumulated net realized gain (loss)	(226,322)
Paid-in capital	—

The tax character of distributions paid for the period May 1, 2012 through March 31, 2013 of $703,387 was ordinary income. The tax character of distributions for the year ended March 31, 2014 of $4,835,425 was ordinary income, and is subject to recharacterization until the Fund’s tax year end of October 31, 2014.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,835,424
Unrealized appreciation (depreciation)	(316,841)
Capital loss carryforward	(314,400)
Accumulated net realized gain (loss)	—

As of October 31, 2013, capital loss carryforwards available for federal income tax purposes were $22,439 for short-term and $291,961 for long-term. These amounts have no expiration.

20	Private Advisors Alternative Strategies Master Fund

As of October 31, 2013, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$56,141,874
Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	(316,841)
Net tax unrealized appreciation (depreciation) on investments	$(316,841)

Temporary differences are due to the different treatment for book and tax of the Master Fund’s investment in PFICs.

4.  Fair Value of Financial Instruments

“Fair value” is defined as the price that the Master Fund would receive upon selling an investment or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In determining fair value, the Master Fund uses the practical expedient. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•	Level 1—Unadjusted quoted prices in active markets for identical, unrestricted investments that the Master Fund has the ability to access at the measurement date;

•

Level 2—Quoted prices which are not active, quoted prices for similar investments in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. Investments in Hedge Funds that are redeemable at net asset value without penalties within 3 months of period-end are considered Level 2 assets and represent the net asset values as reported by the Hedge Funds; and

•

Level 3—Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the investment at the measurement date. Investments in Hedge Funds that are not redeemable at net asset value within 3 months of period-end, or are subject to a redemption penalty extending past three months are considered Level 3 assets and represent the net asset values as reported by the Hedge Funds.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Master Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the market place, the liquidity of markets and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed, and the differences could be material. Accordingly, the degree of judgment exercised by the Master Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Investments in Hedge Funds are included in Level 2 or 3 of the fair value hierarchy. In determining the level, the Master Fund considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restrictions on the disposition of the investment. The Master Fund also considers the nature of the portfolios of the underlying Hedge Funds and their ability to liquidate their underlying investments. If the Master Fund does not know when it will have the ability to redeem its investment in the near term, the investment is included in Level 3 of the fair value hierarchy.

The valuation techniques used by the Master Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

mainstayinvestments.com/privateadvisors	21

Notes to Private Advisors Alternative Strategies Master Fund

Financial Statements (continued)

The following is a summary of the fair value inputs used as of March 31, 2014 in valuing the Master Fund’s investments in Hedge Funds.

	Assets at Fair Value as of March 31, 2014
	Level 1	Level 2	Level 3	Total
Investments in Hedge Funds
Bermuda Domiciled
European Equity	$—	$2,297,163	$328,387	$2,625,550
British Virgin Islands Domiciled
Global Equity		2,442,887	—	2,442,887
Multi-Strategy	—	2,057,632	—	2,057,632
Cayman Islands Domiciled
Distressed Debt	—	4,683,207	268,379	4,951,586
European Equity	—	5,181,658	—	5,181,658
Event Equity	—	4,265,520	—	4,265,520
Global Equity	—	4,087,530	1,045,393	5,132,923
Global Macro	—	8,461,262	999,632	9,460,894
Long/Short Corporate Credit	—	3,727,327	2,753,487	6,480,814
Long/Short Structured Credit	—	3,134,413	281,345	3,415,758
Multi-Strategy	—	4,898,685	227,537	5,126,222
US Equity	—	9,511,180	1,391,525	10,902,705

Total investments in Hedge Funds	$—	$54,748,464	$7,295,685	$62,044,149

The Master Fund recognizes transfers between levels as of the beginning of the year.

Level 2 and Level 3 investments at March 31, 2014 were valued using the practical expedient.

The following is a reconciliation of investments in Hedge Funds in which significant unobservable inputs (Level 3) were used in determining value:

	Bermuda Domiciled	Cayman Islands Domiciled
	European Equity	Distressed Debt	Global Equity	Global Macro
Balance as of April 1, 2013	$—	$3,236,492	$3,494,355	$—
Net realized gains (losses)	—	—	—	—
Net change in unrealized appreciation (depreciation)	38,387	18,379	145,393	99,632
Purchases	290,000	250,000	900,000	900,000
Sales	—	—	—	—
Transfers into Level 3 (a)	—	—	—	—
Transfers out of Level 3 (a)	—	(3,236,492)	(3,494,355)	—

Balance as of March 31, 2014	$328,387	$268,379	$1,045,393	$999,632

Net change in unrealized appreciation (depreciation) on Level 3 investments in Hedge Funds still held as of March 31, 2014	$38,387	$18,379	$145,393	$99,632

22	Private Advisors Alternative Strategies Master Fund

	Cayman Islands Domiciled
	Long/Short Corporate Credit	Long/Short Structured Credit	Multi- Strategy	US Equity	Total
Balance as of April 1, 2013	$—	$—	$—	$—	$6,730,847
Net realized gains (losses)	—	—	—	—
Net change in unrealized appreciation (depreciation)	53,487	11,345	17,537	91,525	475,685
Purchases	2,700,000	270,000	210,000	1,300,000	6,820,000
Sales	—	—	—	—	—
Transfers into Level 3 (a)	—	—	—	—	—
Transfers out of Level 3 (a)	—	—	—	—	(6,730,847)

Balance as of March 31, 2014	$2,753,487	$281,345	$227,537	$1,391,525	$7,295,685

Net change in unrealized appreciation (depreciation) on Level 3 investments in Hedge Funds still held as of March 31, 2014	$53,487	$11,345	$17,537	$91,525	$475,685

(a)	Transfers between levels may occur based on changes in the underlying Hedge Funds and/or changes in liquidity and are recognized as of the beginning of the period. For the year ended March 31, 2014, the Master Fund’s investments in Hedge Funds with fair values of $(6,730,847) were transferred out of Level 3 to Level 2, due to expiration of lock ups.

There were no changes in valuation technique and no transfers between the levels of the fair value hierarchy during the reporting period, except as noted above.

Net realized gains (losses) and net changes in unrealized appreciation (depreciation) presented above are reflected in the accompanying Master Fund’s Statement of Operations.

5.  Fees and Related Party Transactions

The Master Fund bears all of the expenses of its own operations, including, but not limited to, the investment management fee for the Master Fund payable to New York Life Investments, administration fees, custody fees, and transfer agent fees payable to State Street Bank and Trust Company (“State Street”).

In consideration of the management services provided by New York Life Investments to the Master Fund, the Master Fund pays New York Life Investments a monthly management fee of 0.0917% (1.10% on an annualized basis) of the Master Fund’s month end NAV (“Management Fee”). New York Life Investments will pay a portion of the Management Fee it receives from the Master Fund (net of any fee waiver or expense reimbursement arrangements) to Private Advisors for the provision of its subadvisory services. For the year ended March 31, 2014, the Master Fund incurred management fees of $626,233. As of March 31, 2014, $116,811 is due to the Manager.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired (Underlying) Fund Fees and Expenses (i.e., the expenses of the underlying Hedge Funds)) do not exceed 1.50% of its average month-end net assets. This agreement will remain in effect until August 1, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Accordingly, $324,407 of expenses was reimbursed, of which $58,486 pertained to offering costs (See Note 8), so that expenses do not exceed 1.50% of its average month-end net assets. As of March 31, 2014, $64,369 is due from the Manager.

The Master Fund has retained State Street to provide administrative and accounting services to the Master Fund. State Street also serves as the Master Fund’s transfer agent and custodian. Under the terms of an administration agreement with the Master Fund (“Administration Agreement”), State Street is responsible for, among other things: (i) reconciling cash and investment balances; (ii) maintaining the general ledger and sub-ledger accounts and arranging for the computation of the Master Fund’s NAV; (iii) preparing the Master Fund’s annual and semi-annual reports; (iv) maintaining the register of Shareholders; (v) processing matters relating to subscriptions for and repurchases of Shares; and (vi) issuing reports and transaction statements to Shareholders. For its services, State Street is paid a monthly fee directly from the Master Fund. For the year ended March 31, 2014, the Master Fund incurred administration fees, custody fees, and transfer agent fees of $203,283, $24,081, and $21,742, respectively.

From time to time, the Master Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Master Fund. As of March 31, 2014, New York Life Management Holdings, LLC, an affiliate of the Advisors, maintains a significant holding in the Master Fund that represents 64.52% of the Master Fund’s NAV.

6.  Investments in Hedge Funds

As of March 31, 2014, the Master Fund had investments in 29 Hedge Funds. The Master Fund, as an investor in these Hedge Funds, pays management fees of up to 2.75% (per annum) of the NAV of its ownership interest in such Hedge Funds, as well as incentive fees or allocations of up to 27.00% of net profits earned that are allocable to the Master Fund’s ownership interest in such Hedge Funds.

For the year ended March 31, 2014, aggregate purchases and proceeds from sales of investments in Hedge Funds were $19,309,311 and $5,121,232 respectively. There were no unfunded commitments outstanding to Hedge Funds as of March 31, 2014.

mainstayinvestments.com/privateadvisors	23

Notes to Private Advisors Alternative Strategies Master Fund

Financial Statements (continued)

7.  Offering of Shares

The Master Fund’s Share activities for the year ended March 31, 2014 were as follows:

Balance as of April 1, 2013	Sub- scriptions	Redemptions	Distributions Reinvested	Balance as of March 31, 2014
42,651.68	17,847.76	(5,868.23)	4,535.94	59,167.15

8.  Organization and Offering Expenses

New York Life Investments has agreed to pay all of the Master Fund’s organizational expenses. As a result, organizational expenses of the Master Fund are not reflected in the Master Fund’s financial statements. Organizational expenses incurred through March 31, 2014 and paid by New York Life Investments were $308,129.

The Master Fund will bear its own offering costs, as well as the offering costs related to the Feeder Fund. Offering costs were deferred until operations of the Fund began and were amortized over a 12 month period on a straight-line basis. As of March 31, 2014, the Master Fund had incurred offering costs of $344,143, of which $58,486 were expensed during the year ended March 31, 2014 and has been reimbursed in accordance with the expense limitation agreement. (See Note 5).

9.  Risks and Contingencies

The Master Fund may be subject to various risk factors including the following broad categories (i) the risks related to an investment in the Master Fund; (ii) the risks related to the types of investments utilized by the Hedge Funds; (iii) the risks related to the investment strategies of the Hedge Funds; and (iv) the risks related to the management and operations of the Hedge Funds.

The Master Fund has a limited operating history as (i) an investment company registered under the 1940 Act, or (ii) a “master-feeder” fund. In this regard, an investment in the Master Fund is therefore subject to all of the risks and uncertainties associated with operating in such capacities.

Because Hedge Funds may have the ability to concentrate their investments by investing an unlimited amount of their assets in a specific issuer, sector, market, industry, strategy, country or geographic region, Hedge Funds will be subject to risks such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.

Certain of the Portfolio Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Hedge Funds’ performance, risk levels, and/or market correlation. There can be no assurance that any Portfolio Manager will have success in achieving any goal related to such practices. The Portfolio Managers may be unable to, or may choose in their judgment not to seek to, achieve such goals.

Although Private Advisors generally seeks to invest with Portfolio Managers that have a minimum three-year Hedge Fund performance track record, there could be exceptions for sufficiently compelling opportunities. In this regard, certain Hedge Funds may have no prior or limited operating history upon which Private Advisors can evaluate their potential performance. The past investment performance of Hedge Funds managed by Portfolio Managers in which the Master Fund invests or expect to invest may not be construed as an indication of the future results of an investment in the Master Fund. In addition, Portfolio Managers that have no or limited operating history may not have direct experience managing Hedge Funds, including experience with financial, legal or regulatory considerations unique to Hedge Funds, and because there is generally less information available on which to base an opinion of such Portfolio Managers’ investment and management expertise, these types of investments may be subject to greater risk and uncertainty than investments with more experienced Portfolio Managers.

10.  Contractual Obligations

The Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.  Subsequent Events

In connection with the preparation of the financial statements of the Master Fund for the year ended March 31, 2014, events and transactions subsequent to March 31, 2014 through the date the financial statements were issued have been evaluated by the Master Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

12.  Recent Accounting Pronouncements

In June 2013, the FASB issued ASU No. 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) to clarify the characteristics of an investment company and to provide guidance for assessing whether an entity is an investment company. Consistent with existing guidance for investment companies, all investments are to be measured at fair value including non-controlling ownership interests in other investment companies. There are no changes to the current requirements relating to the retention of specialized accounting in the Master Fund’s financial statements. The guidance is effective for interim and annual periods beginning after December 15, 2013 and early application is prohibited. Adoption is not expected to have a material impact on the Master Fund’s financial statements.

24	Private Advisors Alternative Strategies Master Fund

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each investment company’s board of trustees, including a majority of the independent trustees, annually review and approve the investment company’s investment advisory agreements. At its December 10-11, 2013 meeting, the Boards of Trustees (collectively, the “Board”) of Private Advisors Alternative Strategies Fund and Private Advisers Alternative Strategies Master Fund (the “Funds”) unanimously approved the Management Agreements between the Funds and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreements between New York Life Investments and Private Advisors LLC (“Private Advisors”) with respect to the Funds.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Private Advisors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board and its Alternative and Closed-End Funds Oversight Committee (the “ACE Committee”) throughout the year by New York Life Investments and Private Advisors. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Funds and “peer investment companies” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Funds’ investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Private Advisors on the fees charged to other investment advisory clients that follow investment strategies similar to the Funds, and the rationale for any differences in the Funds’ management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Private Advisors Alternative Strategies Fund to New York Life Investments and its affiliates, including Private Advisors as subadvisor to the Funds, and responses from New York Life Investments and Private Advisors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board and the ACE Committee at their meetings throughout the year included, among other items, detailed investment performance reports on the Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board and the ACE Committee. The Board and the ACE Committee also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Funds by New York Life Investments and Private Advisors; (ii) the investment performance of the Funds, New York Life Investments and Private Advisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Private Advisors from their relationships with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Funds’ management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar investment companies and accounts managed by New York Life Investments and Private Advisors and peer investment companies identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a consideration of all the information provided to the Board, including information provided to the Board and the ACE Committee throughout the year and to the Board and the Contracts Committee specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of a Fund, and that the Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Private Advisors

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the Funds, noting that New York Life Investments manages other investment companies, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing investment company service providers, including subadvisors. The Board also noted that the services provided to the Funds as registered funds of hedge funds may differ from the services provided to mutual funds and other investment advisory clients, such as administrative services provided in connection with the Funds’ periodic tender offers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Funds, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Funds under the terms of the Management Agreements, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Funds’ Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Funds’ Management Agreements. The Board also considered New York Life Investments’ willingness to invest

mainstayinvestments.com/privateadvisors	25

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited) (continued)

in personnel and infrastructure that benefit the Funds, and noted that New York Life Investments is responsible for compensating the Funds’ officers.

The Board also examined the nature, scope and quality of the advisory services that Private Advisors provides to the Funds. The Board evaluated Private Advisors’ experience in serving as subadvisor to the Funds and managing other portfolios. It examined Private Advisors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Private Advisors, and Private Advisors’ overall legal and compliance environment. The Board also reviewed Private Advisors’ willingness to invest in personnel that benefit the Funds. In this regard, the Board considered the experience of the Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Private Advisors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Funds’ investment performance, the Board considered investment performance results in light of the Funds’ investment objectives, strategies and risks, as disclosed in the Funds’ prospectuses. The Board particularly considered detailed investment reports on the Funds’ performance provided to the Board and the ACE Committee throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Funds’ gross and net returns, the Funds’ investment performance relative to relevant investment categories and Fund benchmarks, the Funds’ risk-adjusted investment performance, and the Funds’ investment performance as compared to peer investment companies, as appropriate.

In evaluating the performance of the Funds, the Board considered that the Funds had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Funds’ investment performance, as well as discussions between the Funds’ portfolio managers and the Board that occur throughout the year, including at quarterly meetings of the Board and at quarterly and special meetings of the ACE Committee. In addition, the Board considered any specific actions that New York Life Investments or Private Advisors had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Funds, along with ongoing efforts by New York Life Investments and Private Advisors to enhance investment returns, supported a determination to approve the Agreements. The Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Funds’ prospectuses.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Private Advisors

The Board considered the costs of the services provided by New York Life Investments and Private Advisors under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Private Advisors, due to their relationships with the Funds. Because Private Advisors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Private Advisors in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Private Advisors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Funds, and that New York Life Investments is responsible for paying the subadvisory fees for the Funds. The Board acknowledged that New York Life Investments and Private Advisors must be in a position to pay and retain experienced professional personnel to provide services to the Funds, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Private Advisors to continue to provide high-quality services to the Funds. The Board also noted that the Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about investment company managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a manager’s organization, the types of investment companies it manages, the methodology used to allocate certain fixed costs to specific investment companies, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Funds.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Funds, New York Life Investments’ affiliates also earn revenues from serving the Funds in various other capacities, including as the Funds’ distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Funds on a pre-tax basis, and without regard to distribution expenses.

26	Private Advisors Funds

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Private Advisors, due to their relationships with the Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Funds Grow

The Board considered whether the Funds’ expense structures permits economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Funds’ management fee schedules compared to fee schedules of other investment companies and accounts managed by New York Life Investments. The Board noted the Funds’ relatively low assets, and and accepted New York Life Investments’ viewpoint that, the Funds would need to achieve more meaningful asset growth in order to take advantage of economies of scale.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Funds’ expense structures appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Funds’ expense structures as the Funds grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Funds’ expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Funds to New York Life Investments, since the fees paid to Private Advisors are paid by New York Life Investments, not the Funds. The Board also considered the fact that New York Life Investments has contractually agreed to waive the management fee paid by Private Advisors Alternative Strategies Fund so long as such Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in Private Advisors Alternative Strategies Master Fund.

In assessing the reasonableness of the Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar investment companies managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Private Advisors on fees charged to other investment advisory clients, including other investment companies with similar investment objectives as the Funds. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered funds of hedge funds as compared to mutual funds and other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Funds’ net management fees and expenses.

After considering all of the factors outlined above, the Board concluded that the Funds’ management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com/privateadvisors	27

Board of Trustees and Officers

Management

The Board oversees the actions of the Advisors and the Distributor and decides on general policies governing the operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date Of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)(4)
Interested Trustee	John Y. Kim 9/24/60(1)	Trustee (since 2011)	Vice Chairman (since January 2014), Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors, L.L.C. (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	79	Trustee, MainStay Funds Trust since 2008 (35 funds); Trustee, The MainStay Funds since 2008 (12 funds); Trustee, MainStay VP Funds Trust since 2008 (29 portfolios); Trustee, MainStay DefinedTerm Municipal Opportunities Fund since 2011

28	Private Advisors Funds

	Name and Date Of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)(4)
Independent Trustees	Susan B. Kerley 8/12/51	Trustee (since 2011)	President, Strategic Management Advisors (since 1990)	79	Trustee, MainStay Funds Trust since 1990 (35 funds); Trustee, The MainStay Funds since 2007 (12 funds); Trustee, MainStay VP Funds Trust since 2007 (29 portfolios); Trustee, Legg Mason Partners Funds, Inc., since 1991 (54 portfolios); Trustee, MainStay DefinedTerm Municipal Opportunities Fund since 2011
	Alan R. Latshaw 3/27/51	Trustee (since 2011)	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79	Trustee and Audit Committee Financial Expert, MainStay Funds Trust since 2007 (35 funds); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2006 (12 funds); Trustee and Audit Committee Financial Expert, MainStay VP Funds Trust since 2007 (29 portfolios); Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios); Trustee and Audit Committee Financial Expert, MainStay DefinedTerm Municipal Opportunities Fund since 2011
	Peter Meenan 12/5/41	Chairman (since 2013); Trustee (since 2011)	Retired Independent Consultant; (2004-2013) President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79	Chairman since 2013 and Trustee since 2002 MainStay Funds Trust (35 funds); Chairman since 2013 and Trustee since 2007 The MainStay Funds (12 funds); Chairman since 2013 and Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund; Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund.
	Richard H. Nolan, Jr. 11/16/46	Trustee (since 2011)	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	79	Trustee, MainStay Funds Trust since 2007 (35 funds); Trustee, The MainStay Funds since 2007 (12 funds); Trustee, MainStay VP Funds Trust since 2006 (29 portfolios); Trustee, MainStay DefinedTerm Municipal Opportunities Fund since 2011
	Richard S. Trutanic 2/13/52	Trustee (since 2011)	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Trustee, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79	Trustee, MainStay Funds Trust since 2007 (35 funds); Trustee, The MainStay Funds since 1994 (12 funds); Trustee, MainStay VP Funds Trust since 2007 (29 portfolios); Trustee, MainStay DefinedTerm Municipal Opportunities Fund since 2011

mainstayinvestments.com/privateadvisors	29

	Name and Date Of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)(4)
Independent Trustees	Roman L. Weil 5/22/40	Trustee (since 2011)	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	79	Trustee and Audit Committee Financial Expert, MainStay Funds Trust since 2007 (35 funds); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2007 (12 funds); Trustee since 1994 and Audit Committee Financial Expert, since 2003 MainStay VP Funds Trust since 1994 and Audit Committee Financial Expert, since 2003 (29 portfolios); Trustee and Audit Committee Financial Expert, MainStay DefinedTerm Municipal Opportunities Fund since 2011
	John A. Weisser 10/22/41	Trustee (since 2011)	Retired; Managing Director, Salomon Brothers, Inc. (1971 to 1995)	79	Trustee, MainStay Funds Trust since 2007 (35 funds); Trustee, The MainStay Funds since 2007 (12 funds); Trustee, MainStay VP Funds Trust since 1997 (29 portfolios); Trustee, Direxion Funds since 2007 (18 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust since 2008 (52 portfolios); Trustee, MainStay DefinedTerm Municipal Opportunities Fund since 2011

(1)	Trustee considered to be an “interested person” of the Master and Feeder Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, and Private Advisors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
(2)	The fund complex consists of the Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund, MainStay DefinedTerm Municipal Opportunities Fund and series of MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (“MainStay Group of Funds”).
(3)	Includes prior services as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
(4)	Includes prior services as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

30	Private Advisors Funds

	Name and Date of Birth	Position with Funds	Term of Office And Year First Elected or Appointed	Principal Occupation(s) During Past Five Years*
Officers (Who are not Trustees)	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer	Indefinite term (since 2011)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009), and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer	Indefinite term (since 2011)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009), Vice President and Chief Compliance Officer, MainStay Funds Trust , MainStay VP Funds Trust, and The MainStay Funds (since 2009), MainStay DefinedTerm Municipal Opportunities Fund (since 2011)
	Stephen P. Fisher 2/22/59	President	Indefinite term (since 2011)

Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)

	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer	Indefinite term (since 2011)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds (since 2010), and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003-2010)
	Scott T. Harrington 2/8/59	Vice President— Administration	Indefinite term (since 2011)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay VP Funds Trust, The MainStay Funds and MainStay Funds Trust (since 2005), and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)

*	Terms of service for MainStay VP Funds Trust includes services as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

mainstayinvestments.com/privateadvisors	31

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Private Advisors Alternative Strategies and Master Fund’s policies and procedures with respect to the voting of proxies; and (2) a record of how the Master Fund voted proxies during the most recent year ended March 31 is available without charge, upon request, by calling the Master Fund at 1-888-207-6176. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Schedule of Investments

The Private Advisors Alternative Strategies and Master Fund’s (“Fund’s”) are required to file its complete Schedule of Investments with the SEC for its first and third fiscal quarters on Form N-Q. The Master Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling 1-800-SEC-0330. The Master Fund’s Form N-Q may be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	Private Advisors Funds

This page intentionally left blank

This page intentionally left blank

Other Information

Private Advisors Alternative Strategies Master Fund

51 Madison Avenue

New York, NY 10010

Trustees

Susan B. Kerley

John Y. Kim

Alan R. Latshaw

Peter Meenan

Richard H. Nolan, Jr.

Richard S. Trutanic

Roman L. Weil

John A. Weisser

Officers

Jack R. Benintende, Treasurer

Jeffrey A. Engelsman, Chief Compliance Officer

Stephen P. Fisher, President

J. Kevin Gao, Secretary

Scott T. Harrington, Vice President

Investment Manager

New York Life Investment Management LLC

51 Madison Avenue

New York, NY 10036

Subadvisor

Private Advisors LLC

901 East Byrd Street

Suite 1400

Richmond, VA 23219

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Not part of the Annual Report

mainstayinvestments.com/privateadvisors

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The Private Advisors Alternative Strategies Fund and the Private Advisors Alternative Strategies Master Fund are managed by New York Life Investment Management LLC, an indirect subsidiary of New York Life Insurance Company, and are distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a member of FINRA/SIPC. Private Advisors LLC is an affiliate of New York Life Investment Management LLC and acts as the Funds’ subadvisor.

This report may be distributed only when preceded or accompanied by a current prospectus.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM–31784 PA030-13	PAAS11m-05/14 NL201

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Private Advisors Alternative Strategies Master Fund (“Registrant” or “Fund”) has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not make any amendments to the Code during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Experts.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended March 31, 2014 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $48,000.

The aggregate fees billed for the fiscal year ended March 31, 2013 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $46,000.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were (i) $0 for the fiscal year ended March 31, 2014; and (ii) $0 for the fiscal year ended March 31, 2013. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $18,800 during the fiscal year ended March 31, 2014, and (ii) $11,100 during the fiscal year ended March 31, 2013. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended March 31, 2014, and (ii) $0 during the fiscal year ended March 31, 2013.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal year ended March 31, 2014 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were (i) approximately $2,700,000 for the fiscal year ended March 31, 2014, and (ii) $2,876,906 for the fiscal year ended March 31, 2013.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended March 31, 2014 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	The Schedule of Investments is included as part of Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests in interests issued by private investment funds or hedge funds (“Hedge Funds”). As such, it is expected that proxies and consent requests will deal with matters related to the operative terms and business details of such Hedge Funds. New York Life Investment Management LLC (“New York Life Investments”) or Private Advisors LLC (“Private Advisors”) (Private Advisors together with New York Life Investments “Advisors”) are not responsible for, and these procedures are not applicable to, proxies received by portfolio managers of the Hedge Funds (related to issuers invested in by the related Hedge Fund).

It is the policy of the Fund that proxies received by the Fund are voted in the best interests of shareholders, to the extent voting rights have not been waived or such Hedge Fund interest is held in non-voting form. To the extent that the Fund receives notices or proxies from Hedge Funds (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Board of Trustees of the Funds (“Board”) has adopted Proxy Voting Policies and Procedures for the Fund that delegates all responsibility for voting proxies received to New York Life Investments, subject to the oversight of the Board. New York Life Investments has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and shareholders. New York Life Investments may delegate proxy voting authority to Private Advisors; provided that, as specified in New York Life Investments’ Proxy Voting Policies and Procedures, Private Advisors either (1) follows New York Life Investments’ Proxy Voting Policy and the Fund’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with New York Life Investments Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of New York Life Investments’ clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to New York Life Investments and/or Private Advisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when New York Life Investments has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and New York Life Investments or an affiliated entity of New York Life Investments, both the Fund’s and New York Life Investments’ proxy voting policies and procedures mandate that New York Life Investments follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, New York Life Investments may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of New York Life Investments, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit New York Life Investments to vote the proxies as it deems appropriate and in the best interest shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of New York Life Investments, so that the Board or the committee may vote the proxies itself. As part of their delegation of proxy voting responsibility to New York Life Investments, the Fund also delegated to New York Life Investments responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If New York Life Investments chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (“ISS”), New York Life Investments’ compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the New York Life Investments’ Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The registrant’s portfolio is managed on a team basis. The following persons are primarily responsible for the day-to-day management of the registrant’s portfolio.

Louis W. “Chip” Moelchert, III, CFA, Chief Executive Officer — Mr. Moelchert is Chief Executive Officer and Chair of Private Advisors’ Executive Committee. Mr. Moelchert is a member of the Board of Managers and is responsible for leading day-to-day operations and providing strategic direction for the firm. Additionally, he serves on each of the firm’s investment committees. Mr. Moelchert joined Private Advisors, LLC in 2003. Prior to joining Private Advisors, Mr. Moelchert spent 10 years at Jefferson Capital Partners, Ltd., a boutique merchant bank with a focus on the healthcare, consumer and business services industries. He was a Partner at Jefferson Capital and focused predominately on the healthcare and business services segments. Prior to Jefferson Capital, Mr. Moelchert was an Associate Vice President/Portfolio Manager with the Asset Management division of Wheat First Butcher Singer, Inc. (now part of Wells Fargo Advisors). Mr. Moelchert received his B.S. from the University of Richmond and is a CFA charter holder and member of the CFA Institute.

Louis W. Moelchert, Chairman — Mr. Moelchert established Private Advisors, LLC in 1997. He serves on the Board of Managers and a number of the firm’s investment committees. Beginning in 1975, he managed the endowment for the University of Richmond for 30 years and began investing in alternatives in the early 1980’s. He also served as a committee member of the Virginia Retirement System from 1996 to 2000 and Chairman of the Investment Advisory Committee from 1998 to 2000. He was also Chairman of the Commonfund Board of Trustees from 1993 to 1997 and served as a trustee from 1986 to 1998. Mr. Moelchert received his B.B.A. and M.S., Accountancy from the University of Georgia.

Charles M. Johnson, III, Partner — Mr. Johnson joined Private Advisors, LLC as a Partner in 2001. He serves on the Board of Managers and a number of the firm’s investment committees. Previously he was the President of EIM (USA), Inc., a hedge fund of funds group with offices in London and Geneva. At EIM, in addition to managing the New York office, his responsibilities included portfolio construction, manager selection, and due diligence for multi-manager funds. Prior to EIM, Mr. Johnson was a Director at Dubin and Swieca Capital Management, managers of multi-strategy hedge fund of funds as well as Highbridge Capital Management LLC, a multi-strategy equity arbitrage hedge fund. He has an M.B.A. from Tulane University and a B.A. from the University of North Carolina at Chapel Hill, where he was a Morehead Scholar.

Timothy G. Berry, CFA, Partner — Mr. Berry joined Private Advisors, LLC in 2001 and is responsible for hedge fund of funds portfolio management, including manager sourcing, selection, due diligence, and monitoring. Prior to joining Private Advisors, he was an Associate with Chesapeake Capital Corporation, a billion dollar hedge fund. At Chesapeake, he was responsible for modeling and structuring multi-manager alternative investment products for institutional partners, custom quantitative analysis on behalf of investors, and performing due diligence on principals’ alternative asset investments. Mr. Berry received a Masters Degree from Duke University and a B.A. with distinction from the University of Virginia and is a CFA charter holder and member of the CFA Institute.

Charles H.G. Honey, Partner — Mr. Honey is responsible for hedge fund of funds portfolio management, including manager sourcing, selection, due diligence, and monitoring. Mr. Honey has over seventeen years experience as a portfolio manager and equity analyst. Prior to joining the firm in 2007, he was Managing

Partner and Founder of Rapidan Capital, LLC a registered investment advisor. He is a former Managing Director of the hedge fund group at Morgens, Waterfall, Vintiadis & Company. Prior to that, he was a Managing Director at Trainer, Wortham & Company, an investment management firm. He began his career as an equity trader and research analyst for Woodward & Associates, a New York based hedge fund. A native of Richmond, VA, Mr. Honey received a B.S. in Business Administration from Washington & Lee University. In the past he has spoken on the use of value-based analysis and metrics in portfolio management at Stern Stewart’s EVA® Institute, the World Research Group’s EVA® Conference and in appearances on CNBC.

Laura E. Baird, CFA, Managing Director — Ms. Baird is responsible for assisting in manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Ms. Baird was a Vice President at Franklin Portfolio Associates, a quantitative asset manager with $32 billion under management. Prior to joining Franklin Portfolio, Ms. Baird was an Analyst at 646 Advisors LLC, a Boston-based market-neutral hedge fund where she was responsible for investment selection and monitoring, as well as risk control within the financial services sector. From 1998 to 2002, Ms. Baird was an Associate Analyst with Prudential Equity Group’s Small-Cap Quantitative Research team. Her responsibilities included factor research, quantitative modeling, and small-cap market analysis. Ms. Baird received her B.A. in Economics from the University of Richmond and she is a CFA charter holder and a member of the CFA Institute.

Macon H. Clarkson, CFA, Managing Director — Ms. Clarkson is responsible for manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Ms. Clarkson was an Associate on the High Yield Syndicate desk at Lehman Brothers where she helped structure, market, price, and allocate high yield bond offerings. From 2000 to 2003, Ms. Clarkson was an Analyst in the Global Leveraged Finance group at Lehman Brothers where she performed credit analysis, financial modeling, covenant analysis, and due diligence for potential and mandated bridge loan, leveraged loan and high yield bond transactions. Ms. Clarkson received a B.S. with distinction in Commerce with concentrations in Finance and Management from the University of Virginia’s McIntire School of Commerce, and she is a CFA charter holder and a member of the CFA Institute.

Bryan F. Durand, CFA, Managing Director — Mr. Durand is responsible for manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Mr. Durand was a senior research analyst at MFC Global Investment Management (U.S.), LLC, where he provided fundamental research for several value-based investment strategies. Prior to joining MFC, Mr. Durand was an equity research analyst at Thompson, Siegel & Walmsley, where he supported a small and mid-cap value team. Earlier, Mr. Durand was a summer equity research associate at Smith Barney/Citigroup, a controller at Silverstream Software, Inc, and a senior auditor at Ernst and Young. Mr. Durand holds an M.B.A. from Duke University’s Fuqua School of Business and a B.A. from the College of the Holy Cross, and is a CFA charter holder and member of the CFA Institute.

(a)(2) Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest (as of March 31, 2014)

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Louis W. Moelchert, Jr.	2 RICs $61.6 M	31 Accounts $3.57 B	10 Accounts $408.03 M	0	22 Accounts $3.16 B	0
Louis W. “Chip” Moelchert, III	2 RICs $61.6 M	31 Accounts $3.57 B	0	0	22 Accounts $3.16 B	0
Timothy G. Berry	2 RICs $61.6 M	13 Accounts $1.96 B	5 Accounts $1.13 B	0	8 Accounts $1.92 B	0
Charles H.G. Honey	2 RICs $61.6 M	13 Accounts $1.96 B	11 Accounts $969.36 M	0	8 Accounts $1.92 B	0
Laura E. Baird	2 RICs $61.6 M	13 Accounts $1.96 B	0	0	8 Accounts $1.92 B	0
Macon H. Clarkson	2 RICs $61.6 M	13 Accounts $1.96 B	2 Accounts $270.97 M	0	8 Accounts $1.92 B	0
Bryan F. Durand	2 RICs $61.6 M	13 Accounts $1.96 B	2 Accounts $298.70 M	0	8 Accounts $1.92 B	0

Potential Conflicts of Interest

The Advisors engage in other activities including managing the assets of various private funds and institutional accounts. In the ordinary course of business, the Advisors engage in activities in which the Advisors’ interests or the interests of its clients may conflict with the interests of the Fund or shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisors can give no assurance that any conflicts of interest will be resolved in favor of the Fund or shareholders.

The Advisors’ Asset Management Activities. The Advisors and their affiliates conduct a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Advisors’ investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Hedge Funds. From time to time, a Hedge Fund may seek the approval or consent of its investors in connection with certain matters relating to the Hedge Fund. In such a case, the Advisors have the right to vote in their sole discretion the Fund’s interest in the Hedge Fund to the extent such rights have not been waived or such interest is held in non-voting form. The Advisors consider only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Advisors and their affiliates, on the one hand, and the portfolio managers and affiliates of the Hedge Funds, on the other hand, other than as a result of the Fund’s investment in a Hedge Fund. As a result of these existing business relationships, the Advisors may face a conflict of interest acting on behalf of the Fund and its shareholders.

Hedge Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisors to monitor whether holdings of the Hedge Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may, at the time of investment: (i) elect to invest in a class of a Hedge Fund’s non-voting securities (if such a class is available), or (ii) enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Hedge Fund or waive its rights to vote its interest in a Hedge Fund to the extent such interest exceeds 4.9%. These voting restriction could diminish the influence of the Fund in a Hedge Fund, as compared to other investors in the Hedge Fund (which could include other accounts or funds managed by the Advisors, if they do not waive their voting rights in the Hedge Fund), and adversely affect the Fund’s investment in the Hedge Fund, which could result in unpredictable and potentially adverse effects on shareholders.

Diverse Shareholders; Relationships with Shareholders. The shareholders could include entities that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Fund and/or Hedge Funds, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund’s investments and other factors may result in different returns being realized by different shareholders. Conflicts of interest may arise in connection with decisions made by the Advisors, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In selecting Hedge Funds for the Fund, Private Advisors considers the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any shareholder individually.

Allocation of Hedge Fund Opportunities. In some cases, investment opportunities in Hedge Funds may have longer time horizons, different risk profiles, or may have to be made at a time when the Funds do not have cash available for the investments. In other cases, due to capacity constraints, Private Advisors may be unable to allocate a Hedge Fund to all of its clients (including the Fund) for which the investment may be suitable. In such event, Private Advisors will endeavor to allocate Hedge Funds to all clients (including the Fund) in a manner that is fair and equitable all clients in accordance with internal allocation policies.

Related Funds. Conflicts of interest may arise for the Advisors in connection with certain transactions involving investments by the Fund in Hedge Funds, and investments by other accounts or funds managed by the Advisors in the same Hedge Funds. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Advisors or any of their affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Advisors or an affiliate may determine that an investment in a Hedge Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Advisors, one of their affiliates, or the clients of either have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Advisors its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund’s ability to invest in a particular Hedge Fund.

Management of the Fund. Personnel of the Advisors or their affiliates will devote such time as the Advisors, the Fund and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers, principals, and employees of the Advisors and their affiliates will also work on other projects for the Advisors and their other affiliates (including other clients served by the Advisors and their affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

(a)(3) Portfolio Managers or Management Team Members’ Compensation Structure

Private Advisors’ total compensation package is a combination of salary and bonus. Employees (including investment professionals directly involved with this product) are evaluated on a semi-annual basis with respect to stated responsibilities and objectives. The percentage of compensation that is base salary and performance bonus varies among professionals. Bonuses can be multiples of salary and are based primarily on: (i) the individual’s contribution to the firm; (ii) the success of the product line; and (iii) the financial performance of the firm.

Private Advisors believes there are two key factors that contribute to the firm’s success in retaining talented investment professionals and maintaining low turnover among employees: (i) equity ownership in the firm is distributed to those individuals that have been identified as key professionals based on their contribution (or expected contribution) to the firm; and (ii) Private Advisors’ corporate culture, collegial atmosphere, close communication among all levels of staff, and headquarters in Richmond, Virginia, have all had a significant impact on the recruitment, retention and cultivation of talented professionals. Compensation and equity allocations are contemplated and approved by the Compensation Committee of Private Advisors, as defined by the Operating Agreement of Private Advisors.

(a)(4) Disclosure of Securities Ownership

As of March 31, 2014, the investment managers did not own any shares of the Registrant.

(b)	Changes in Portfolio Management

Michael S. Fuller no longer serves as a portfolio manager to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	June 5, 2014

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	June 5, 2014

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.